UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2012

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

On October 8, 2012, Mack-Cali Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), Mack-Cali Realty Corporation, a Maryland corporation and the general partner of the Operating Partnership (the “General Partner”), and Mack-Cali Realty Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Operating Partnership (the “Acquisition Sub,” and together with the Operating Partnership and the General Partner, the “Purchaser”), entered into a definitive Membership Interest and Asset Purchase Agreement, dated as of October 8, 2012 (the “Purchase Agreement”), with Roseland Partners, L.L.C., a New Jersey limited liability company (the “Seller”), and, for the limited purposes stated in the Purchase Agreement, the following principals of the Seller (the “Principals”): Marshall B. Tycher, Bradford R. Klatt and Carl Goldberg.

Pursuant to the Purchase Agreement, the Purchaser will acquire the real estate development and management businesses of the Seller (the “Business”), a premier multi-family residential community developer and manager based in Short Hills, New Jersey, and the Seller’s interests, principally in the form of joint venture interests, in various entities which, directly or indirectly, own or have rights with respect to various residential and/or commercial properties or vacant land (collectively, the “Acquired Assets”).  The locations of the Acquired Assets extend from New Jersey to Massachusetts.

The Acquired Assets and Business will be acquired by the Purchaser for aggregate consideration of up to approximately $134.6 million, subject to adjustment (the “Purchase Price”), consisting of:

•                  approximately $115 million in cash (the “Closing Cash Amount”);

•                  approximately $4.0 million of assumed debt; and

•                  up to an additional $15.6 million in cash (in the aggregate) that may be paid to the Seller pursuant to certain earn-outs, which are based upon the achievement of certain operational milestones of the Acquired Assets and Business, including the completion of certain properties under construction, finalization of project financing and commencement of construction on certain properties, and achievement of other goals, during the three years following the closing date (the “Earn-Out Period”).

The Purchase Price will be financed through a combination of cash on hand and borrowings under the Operating Partnership’s $600 million unsecured revolving credit facility.  The Purchase Price is subject to a working capital adjustment and further adjustment upon the failure to achieve a certain level of fee revenue, during the 33-month period following the closing date, from certain management agreements, development services agreements and consulting agreements acquired as part of the Acquired Assets and Business.  At the closing, approximately $34 million in cash from the Closing Cash Amount will be deposited in escrow to secure certain of the indemnification obligations of the Seller and the Principals under the terms of the Purchase Agreement.

During the Earn-Out Period, each of the Principals will serve as co-presidents of Roseland Management Services, L.P., a newly formed wholly owned subsidiary of the Purchaser (“Roseland Management”), pursuant to employment agreements to be executed at closing. Mitchell E. Hersh, President and Chief Executive Officer of the General Partner, also will assume the role of Chairman and Chief Executive of Roseland Management.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations of the parties thereto as set forth therein, and the closing of the transactions contemplated by the Purchase Agreement are subject to certain conditions set forth in the Purchase Agreement.

There are no material relationships between any of the Seller and the Principals, on the one hand, and any Purchaser or any of their respective affiliates, directors or officers, or any associate of any such directors or officers, on the other hand, other than with respect to the Purchase Agreement and the ancillary agreements referred to therein and the transactions contemplated thereby.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement (and the exhibits thereto), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference.  The press release issued by the General Partner announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to security holders. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Operating Partnership’s or the General Partner’s public disclosures.

Item 8.01.              Other Events.

On October 9, 2012, the General Partner issued a press release announcing its entry into the Purchase Agreement referred to in Item 1.01 above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 in its entirety by reference.

Item 9.01         Financial Statements and Exhibits.

In connection with the foregoing, the General Partner and the Operating Partnership hereby file the following documents:

(d)  Exhibits

Exhibit No.	Description

10.1

Membership Interest and Asset Purchase Agreement, dated as of October 8, 2012 (the “Purchase Agreement”), by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty Acquisition Corp., Roseland Partners, L.L.C., and, for the limited purposes stated in the Purchase Agreement, each of Marshall B. Tycher, Bradford R. Klatt and Carl Goldberg.

99.1	Press Release of Mack-Cali Realty Corporation dated October 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: October 9, 2012	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: October 9, 2012	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Membership Interest and Asset Purchase Agreement, dated as of October 8, 2012 (the “Purchase Agreement”), by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty Acquisition Corp., Roseland Partners, L.L.C., and, for the limited purposes stated in the Purchase Agreement, each of Marshall B. Tycher, Bradford R. Klatt and Carl Goldberg.

99.1	Press Release of Mack-Cali Realty Corporation dated October 9, 2012.